                 FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT



         THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of May 18, 1999 (this "First Amendment and Waiver"), is made in respect of the Credit Agreement dated December 30, 1998 (as amended hereby, the "Credit Agreement"), among PXRE CORPORATION, a Delaware corporation with its principal offices in Edison, New Jersey (the "Borrower") the banks and financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively the "Lenders"), and FIRST UNION NATIONAL BANK, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.


                                    RECITALS

         A. The Borrower and the Agent agree to change the Applicable Margin Percentage for LIBOR Loans to reflect a pricing increase at each of Levels I through V of 1/8%.

         B. The parties desire to remove the arbitration provision in the Credit Agreement and substitute therefor a waiver of jury trial provision and to change the governing law of the Credit Agreement from the laws of North Carolina to the laws of New York.

         C. The Borrower has requested that the Lenders waive a violation by the Borrower of the Credit Agreement, and the Lenders have agreed to effect such waiver upon the terms and conditions set forth herein.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:


                                    ARTICLE I

                          AMENDMENT TO CREDIT AGREEMENT

         1.1 Amendment to SECTION 1.1. The matrix set forth in the definition of "Applicable Margin Percentage" in SECTION 1.1 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted therefor as of the date hereof and such substitution will have no effect prior to the date hereof:

                                                                                               Applicable Margin
                        Moody's /           Applicable Margin        Applicable Margin          Percentage for
                    Standard & Poor's         Percentage for           Percentage for             Unutilized
     Level                Rating             Base Rate Loans            LIBOR Loans             Commitments Fee
--------------------------------------------------------------------------------------------------------------------
      I              A3 / A- or above              0.0%                    0.750%                   0.175%
      II               Baa1 / BBB+                 0.0%                    0.875%                   0.200%
      III              Baa2 / BBB                  0.0%                    1.000%                   0.250%
      IV               Baa3 / BBB-                 0.0%                    1.125%                   0.300%
      V           Less than Baa3 / BBB-
                                                   0.5%                    1.625%                   0.500%


         1.2 Amendment to SECTION 10.3. SECTION 10.3 of the Credit Agreement shall be deleted in its entirety and the following SECTION 10.3 substituted therefor:

                  10.3 Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY DECLARE THAT IT IS THEIR INTENTION THAT THIS AGREEMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS AGREEMENT INVOLVES AT LEAST $250,000; AND (B) THAT THIS AGREEMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON N.Y. GENERAL OBLIGATIONS LAW 'SS' 5-1401. NOTWITHSTANDING THE FOREGOING CHOICE OF LAW, THE BORROWER HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH THE AGENT OR ANY LENDER OR THE BORROWER IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR ANY LENDER OR THE BORROWER. THE BORROWER IRREVOCABLY AGREES TO BE BOUND

         (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. THE BORROWER CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH HEREINBELOW, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

         1.3 Amendment to SECTION 10.4. SECTION 10.4 of the Credit Agreement shall be deleted in its entirety and the following SECTION 10.4 substituted therefor:

                  10.4 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE BORROWER, THE LENDERS AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                                   ARTICLE II

                                     WAIVER

         The Borrower has made available to the Agent and the Lenders certain preliminary financial information with respect to the fiscal quarter ended March 31, 1999. Based upon such preliminary financial information, the Borrower has acknowledged that one of its Subsidiaries, Transnational Insurance Company ("Transnational"), has failed to comply with the provisions of Section 7.5(c) (Investments) of the Credit Agreement as of the last day of the fiscal quarter ended March 31, 1999, and such noncompliance is continuing as of the date hereof. As a consequence of such noncompliance, an Event of Default has occurred and is continuing under the Credit Agreement. The Borrower has requested that the Lenders temporarily waive, until June 30, 1999, any Default or Event of Default arising from any failure of Transnational to comply with the provisions of SECTION 7.5(c) and the Lenders have agreed to provide such waiver on the terms and conditions set forth herein.

         Accordingly, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders hereby agree to waive the Default temporarily until

June 30, 1999. The Borrower understands that the waiver of the Default by the Lenders set forth herein is temporary in effect and will expire on June 30, 1999; and the Borrower further understands that on June 30, 1999, all of the requirements of SECTIONS 7.5(c) of the Credit Agreement that have been temporarily waived as provided herein (and not further waived or modified prior to such time) shall, without any further action by or notice to or from the Agent or any Lender, be in full force and effect, and unless such noncompliance shall have been cured, the Agent and the Lenders shall have all of the rights and remedies provided to them under the Credit Agreement, the other Credit Documents, applicable law or otherwise with respect to any and all such requirements as though no waiver had been granted hereunder.

         If any Default or Event of Default (other than with respect to the Specified Default being waived as specifically described hereinabove) should occur and be continuing under the Credit Agreement, the Agent and the Lenders will be under no obligation to forbear the exercise of their rights and remedies under the Credit Agreement, the other Credit Documents, applicable law or otherwise. The waiver of the Lenders set forth herein is limited as specified, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default or Event of Default except as expressly set forth herein.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby certifies and warrants to the Agent and the Lenders that (a) after giving effect to the amendments and waiver effected hereby, each of the representations and warranties contained in ARTICLE IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the date hereof with the same effect as though made on the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) after giving effect to the amendments and waiver effected hereby, no Default or Event of Default shall have occurred and be continuing on the date hereof.

                                   ARTICLE IV

                                     GENERAL

         4.1 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment and Waiver. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

         4.2 Applicable Law. This First Amendment and Waiver shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

         4.3 Counterparts. This First Amendment and Waiver may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         4.4 Headings. The headings of this First Amendment and Waiver are for the purposes of reference only and shall not affect the construction of this First Amendment and Waiver.

         4.5 Effectiveness. This First Amendment and Waiver shall be deemed fully effective when executed by each of the parties hereto.


                    [signatures appear on the following page]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Waiver to be executed by their duly authorized officers all as of the day and year first above written.

                                   PXRE CORPORATION


                                   By:    ______________________________________

                                   Name:  ______________________________________

                                   Title: ______________________________________



                                   FIRST UNION NATIONAL BANK, as Agent, and as a Lender


                                   By:    ______________________________________

                                   Name:  ______________________________________

                                   Title: ______________________________________



                             (signatures continued)

                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By:    ______________________________________

                                   Name:  ______________________________________

                                   Title: ______________________________________




                                   FLEET NATIONAL BANK


                                   By:    ______________________________________

                                   Name:  ______________________________________

                                   Title: ______________________________________



                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:    ______________________________________

                                   Name:  ______________________________________

                                   Title: ______________________________________

                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT (this "Joinder Agreement") is made this 18th day of May, 1999, by FLEET NATIONAL BANK (the "New Lender"). Reference is made to the Credit Agreement, dated as of December 30, 1998 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among PXRE Corporation (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and First Union National Bank, as Agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meaning.

         The New Lender hereby agrees as follows:

         1. JOINDER AGREEMENT. Subject to the terms and conditions hereof and of the Credit Agreement, the New Lender hereby agrees to become a Lender under the Credit Agreement with a Commitment of NINE MILLION DOLLARS AND NO/100 DOLLARS ($9,000,000). After giving effect to this Joinder Agreement and the Additional Financing adjustment required under SECTION 2.19 of the Credit Agreement, the New Lender's Commitment and the aggregate outstanding principal amounts of the Loans owing to the New Lender will be as set forth in Item 4 of Annex I attached hereto.

         2. NEW LENDER REPRESENTATIONS. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the Financial Statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement, (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Agent to take such action as Agent on its behalf under the Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to or required of the Agent by the terms thereof, together with such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (vi) specifies as its address for payments and notices the office set forth beneath its name on its signature page hereto.

         3. EFFECTIVE DATE. Following the execution of this Joinder Agreement by the New Lender, an executed original hereof, together with all attachments hereto, shall be delivered to the Agent. The effective date of this Joinder Agreement (the "Effective Date") shall be the date of execution hereof by the Borrower, the Agent and the New Lender. Prior to the execution of this Joinder Agreement by the Borrower, the New Lender shall have the right to cancel this Joinder Agreement by written notice to the Borrower and the Agent in accordance with Section 10.5 of the Credit Agreement, in which event this Joinder Agreement shall be null and void and of no further effect. As of the Effective Date, the Lender shall be a party to the Credit Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

         4. GOVERNING LAW. This Joinder Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to the conflicts of laws principles thereof).

         5. ENTIRE AGREEMENT. This Joinder Agreement, together with the Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

         6. SUCCESSORS AND ASSIGNS. This Joinder Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

         7. COUNTERPARTS. This Joinder Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.



                         [signatures on following page]

         IN WITNESS WHEREOF, the parties have caused this Joinder Agreement to be executed by their duly authorized officers as of the date first above written.


                                        FLEET NATIONAL BANK


                                        By:      ______________________________

                                        Name:    ______________________________

                                        Title:   ______________________________


Accepted this 18th day of May, 1999:

FIRST UNION NATIONAL BANK, as Agent


By:      ______________________________

Name:    ______________________________

Title:   ______________________________


Consented and agreed to:

PXRE CORPORATION, as the Borrower


By:      ______________________________

Name:    ______________________________

Title:   ______________________________

                                     ANNEX I

1.       Borrower:  PXRE Corporation

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of December 30, 1998, among the Borrower, certain Lenders from time to time parties thereto and First Union National Bank, as Agent.

3.       Date of Joinder Agreement:  May 18, 1999

4. Amounts (as of date of Additional Financing adjustment pursuant to Section 2.19 of the Credit Agreement):

                       Aggregate for all     Existing Share of New          New Lender's Share after
                            Lenders          Lender by Assignment          Additional Financing
                       -----------------     ---------------------         -------------------------
Commitment            $75,000,000           $10,000,000                       $19,000,000
Outstanding Loans     $50,000,000           $6,666,666.67                     $12,666,666.67


5.       Addresses for Payments and Notices:

         New Lender:                For Funding/Notices:
                                    --------------------
                                    Fleet National Bank
                                    777 Main Street
                                    CT MO 0250
                                    Hartford, CT 06115
                                    Attention:  Mark E. Vickery
                                    Telephone:  (860)-986-7934
                                    Telecopy: (860)-986-1264
                                    Reference:  PXRE Corporation

                                    For Loan and Fee Payments:
                                    --------------------------
                                    Fleet National Bank
                                    777 Main Street
                                    CT MO 0250
                                    Hartford, CT 06115
                                    Attention:  Mark E. Vickery
                                    Telephone:  (860)-986-7934
                                    Telecopy: (860)-986-1264
                                    Reference:  PXRE Corporation

6. Effective Date: May 18, 1999 (in accordance with Section 3).

                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT (this "Joinder Agreement") is made this 18th day of May, 1999, by CREDIT LYONNAIS NEW YORK BRANCH (the "New Lender"). Reference is made to the Credit Agreement, dated as of December 30, 1998 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among PXRE Corporation (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and First Union National Bank, as Agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meaning.

         The New Lender hereby agrees as follows:

         1. JOINDER AGREEMENT. Subject to the terms and conditions hereof and of the Credit Agreement, the New Lender hereby agrees to become a Lender under the Credit Agreement with a Commitment of SIXTEEN MILLION DOLLARS AND NO/100 DOLLARS ($16,000,000). After giving effect to this Joinder Agreement and the Additional Financing adjustment required under SECTION 2.19 of the Credit Agreement, the New Lender's Commitment and the aggregate outstanding principal amounts of the Loans owing to the New Lender will be as set forth in Item 4 of Annex I attached hereto.

         2. NEW LENDER REPRESENTATIONS. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the Financial Statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement, (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Agent to take such action as Agent on its behalf under the Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to or required of the Agent by the terms thereof, together with such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (vi) specifies as its address for payments and notices the office set forth beneath its name on its signature page hereto.

         3. EFFECTIVE DATE. Following the execution of this Joinder Agreement by the New Lender, an executed original hereof, together with all attachments hereto, shall be delivered to the Agent. The effective date of this Joinder Agreement (the "Effective Date") shall be the date of execution hereof by the Borrower, the Agent and the New Lender. Prior to the execution of this Joinder Agreement by the Borrower, the New Lender shall have the right to cancel this Joinder Agreement by written notice to the Borrower and the Agent in accordance with Section 10.5 of the Credit Agreement, in which event this Joinder Agreement shall be null and void and of no further effect. As of the Effective Date, the Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

         4. GOVERNING LAW. This Joinder Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to the conflicts of laws principles thereof).

         5. ENTIRE AGREEMENT. This Joinder Agreement, together with the Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

         6. SUCCESSORS AND ASSIGNS. This Joinder Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

         7. COUNTERPARTS. This Joinder Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.



                         [signatures on following page]

         IN WITNESS WHEREOF, the parties have caused this Joinder Agreement to be executed by their duly authorized officers as of the date first above written.


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:      ______________________________

                                        Name:    ______________________________

                                        Title:   ______________________________


Accepted this 18th day of May, 1999:

FIRST UNION NATIONAL BANK, as Agent


By:      ______________________________

Name:    ______________________________

Title:   ______________________________


Consented and agreed to:

PXRE CORPORATION, as the Borrower


By:      ______________________________

Name:    ______________________________

Title:   ______________________________

                                     ANNEX I

1.       Borrower:  PXRE Corporation

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of December 30, 1998, among the Borrower, certain Lenders from time to time parties thereto and First Union National Bank, as Agent.

3.       Date of Joinder Agreement:  May 18, 1999

4. Amounts (as of date of Additional Financing adjustment pursuant to Section 2.19 of the Credit Agreement):


                                    Aggregate
                                    for all                                             New Lender's
                                     Lenders                                                Share
                                    ----------                                          ------------
         Commitment                 $75,000,000                                         $16,000,000

         Outstanding Loans          $50,000,000                                         $10,666,666.67


5.       Addresses for Payments and Notices:

         New Lender:                For Funding/Notices:
                                    --------------------
                                    Credit Lyonnais New York Branch
                                    William McIlwain
                                    1301 Avenue of the Americas
                                    New York, NY 10019
                                    Telephone:  (212) 261-7794
                                    Telecopy: (212) 2601-3401 or -3438
                                    Reference:  PXRE Corporation

                                    For Loan and Fee Payments:
                                    --------------------------
                                    Credit Lyonnais New York Branch
                                    1301 Avenue of the Americas
                                    New York, NY 10019
                                    Telephone:  (212) 261-7794
                                    Telecopy: (212) 2601-3401 or -3438
                                    Attention:  K. Mackey
                                    Reference:  PXRE Corporation


6. Effective Date: May 18, 1999 (in accordance with Section 3).

                            ASSIGNMENT AND ACCEPTANCE


         THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance") is made this 18th day of May, 1999, by and between FIRST UNION NATIONAL BANK (the "Assignor") and FLEET NATIONAL BANK (the "Assignee"). Reference is made to the Credit Agreement, dated as of December 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among PXRE CORPORATION (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and First Union National Bank, as Agent for the Lenders (the "Agent"). Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         The Assignor and the Assignee hereby agree as follows:

         1. Assignment and Assumption. Subject to the terms and conditions hereof, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and, except as expressly provided herein, without representation or warranty by the Assignor, the interest as of the Effective Date (as hereinafter defined) in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (in its capacity as a Lender thereunder) represented by the percentage interest specified under the heading "Assigned Share" in Item 4 of Annex I (such assigned interest, the "Assigned Share"), including, without limitation, the Assigned Share of all rights and obligations of the Assignor with respect to its Commitment, Note and Loans.

         2. The Assignor. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, and that as of the date hereof the amount of its Commitment and outstanding Loans is as set forth in Item 4 of Annex I, (ii) except as set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto.

         3. The Assignee. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently required to have been delivered under SECTIONS 5.1 and 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance,
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) confirms that it is an Eligible Assignee, (v) appoints and authorizes the Agent to take such actions as agent on its behalf under the Credit Agreement and the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Agent by the terms thereof, together with such other powers and duties as are reasonably incidental thereto, and (vi) agrees that it will perform in accordance with their respective terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. [To the extent legally entitled to do so, the Assignee will deliver to the Agent, as and when required to be delivered under the Credit Agreement, duly completed and executed originals of the applicable tax withholding forms described in SECTION 2.17(d) of the Credit Agreement].(1)

         4. Effective Date. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, an executed original hereof, together with all attachments hereto, shall be delivered to each of the Agent and the Borrower (and also to the Agent, the processing fee referred to in SECTION 10.7(a) of the Credit Agreement). The effective date of this Assignment and Acceptance (the "Effective Date") shall be the earlier of (i) the date of acceptance hereof by the Agent and the Borrower or (ii) the date, if any, designated as the Effective Date in Item 5 of Annex I (which date shall be not less than five (5) Business Days after the date of execution hereof by the Assignor and the Assignee). As of the Effective Date, (y) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents, and (z) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights under the provisions of the Credit Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

         5. Payments; Settlement. On or prior to the Effective Date, in consideration of the sale and assignment provided for herein and as a condition to the effectiveness of this Assignment and Acceptance, the Assignee will pay to the Assignor an amount (to be confirmed between the Assignor and the Assignee) that represents the Assigned Share of the principal amount of the Loans made by the Assignor and outstanding on the Effective Date (together, if and to the extent the Assignor and the Assignee so elect, with the Assigned Share of any related accrued but unpaid interest, fees and other amounts). From and after the Effective Date, the Agent will make all payments required to be made by it under the Credit Agreement in respect of the interest assigned hereunder (including, without limitation, all payments of principal, interest and fees in respect of the Assigned Share of the Assignor's Commitment and Loans assigned hereunder) directly to the Assignee. The Assignor and the Assignee shall be responsible for making between themselves all

-------------
     (1) Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

appropriate adjustments in payments due under the Credit Agreement in respect of the period prior to the Effective Date. All payments required to be made hereunder or in connection herewith shall be made in Dollars by wire transfer of immediately available funds to the appropriate party at its address for payments designated in Annex I.

         6. Governing Law. This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to the conflicts of laws principles thereof).

         7. Entire Agreement. This Assignment and Acceptance, together with the Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

         8. Successors and Assigns. This Assignment and Acceptance shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         9. Counterparts. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Acceptance to be executed by their duly authorized officers as of the date first above written.


                                        ASSIGNOR:

                                        FIRST UNION NATIONAL BANK


                                        By:      _______________________________

                                        Name:    _______________________________

                                        Title:   _______________________________



                                        ASSIGNEE:

                                        FLEET NATIONAL BANK


                                        By:      _______________________________

                                        Name:    _______________________________

                                        Title:   _______________________________



Accepted this 18th day of May, 1999:

FIRST UNION NATIONAL BANK, as Agent


By:      _______________________________

Name:    _______________________________

Title:   _______________________________

Consented and agreed to:

PXRE CORPORATION


By:      _______________________________

Name:    _______________________________

Title:   _______________________________

                                     ANNEX I


1.       Borrower:         PXRE Corporation

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of December 30, 1998, among PXRE Corporation, certain Lenders from time to time parties thereto, and First Union National Bank, as Agent.

3.       Date of Assignment and Acceptance: May 18, 1999.

4.       Amounts:


                                                                                    Assigned Share
                                                                                        after
                                             Aggregate                                Additional
                                            for Assignor       Assigned Share         Financing
                                        ------------------------------------------------------------
(a)    Commitment                       $50,000,000            $10,000,000          $19,000,000
(b)    Loans                            $50,000,000            $ 6,666,666.67       $12,666,666.67


5.       Effective Date:  May 18, 1999

6.       Addresses for Payments:

         Assignor:                  First Union National Bank
                                    301 South College Street
                                    Charlotte, NC 28288-0608
                                    Attention:       Syndications
                                    Telephone:       (704) 383-4097
                                    Telecopy:        (704)-383-6037
                                    Reference:       PXRE Corporation

         Assignee:                  Fleet National Bank
                                    777 Main Street CT MO 0250
                                    Hartford, CT 06115
                                    Attention:       Mark E. Vickery
                                    Telephone:       (860)-986-7934
                                    Telecopy:        (860)-986-1264
                                    Reference:       PXRE Corporation

7.       Addresses for Notices:

         Assignor:                  First Union National Bank
                                    301 South College Street
                                    Charlotte, NC 28288-0608
                                    Attention:       Syndications
                                    Telephone:       (704) 383-4097
                                    Telecopy:        (704)-383-6037

         Assignee:                  Fleet National Bank
                                    777 Main Street CT MO 0250
                                    Hartford, CT 06115
                                    Attention:       Mark E. Vickery
                                    Telephone:       (860)-986-7934
                                    Telecopy:        (860)-986-1264
                                    Reference:       PXRE Corporation

8.       Lending Office of Assignee:

                                    Fleet National Bank
                                    777 Main Street CT MO 0250
                                    Hartford, CT 06115
                                    Attention:       Mark E. Vickery
                                    Telephone:       (860)-986-7934
                                    Telecopy:        (860)-986-1264
                                    Reference:       PXRE Corporation

                            ASSIGNMENT AND ACCEPTANCE


         THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance") is made this 18th day of May, 1999, by and between FIRST UNION NATIONAL BANK (the "Assignor") and THE FIRST NATIONAL BANK OF CHICAGO (the "Assignee"). Reference is made to the Credit Agreement, dated as of December 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among PXRE CORPORATION (the "Borrower"), certain banks and other financial institutions from time to time parties thereto (the "Lenders"), and First Union National Bank, as Agent for the Lenders (the "Agent"). Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         The Assignor and the Assignee hereby agree as follows:

         1. Assignment and Assumption. Subject to the terms and conditions hereof, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and, except as expressly provided herein, without representation or warranty by the Assignor, the interest as of the Effective Date (as hereinafter defined) in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (in its capacity as a Lender thereunder) represented by the percentage interest specified under the heading "Assigned Share" in Item 4 of Annex I (such assigned interest, the "Assigned Share"), including, without limitation, the Assigned Share of all rights and obligations of the Assignor with respect to its Commitment, Note and Loans.

         2. The Assignor. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, and that as of the date hereof the amount of its Commitment and outstanding Loans is as set forth in Item 4 of Annex I, (ii) except as set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto.

         3. The Assignee. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently required to have been delivered under SECTIONS 5.1 and 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance,
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) confirms that it is an Eligible Assignee, (v) appoints and authorizes the Agent to take such actions as agent on its behalf under the Credit Agreement and the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Agent by the terms thereof, together with such other powers and duties as are reasonably incidental thereto, and (vi) agrees that it will perform in accordance with their respective terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. [To the extent legally entitled to do so, the Assignee will deliver to the Agent, as and when required to be delivered under the Credit Agreement, duly completed and executed originals of the applicable tax withholding forms described in SECTION 2.17(d) of the Credit Agreement].(1)


         4. Effective Date. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, an executed original hereof, together with all attachments hereto, shall be delivered to each of the Agent and the Borrower (and also to the Agent, the processing fee referred to in SECTION 10.7(a) of the Credit Agreement). The effective date of this Assignment and Acceptance (the "Effective Date") shall be the earlier of (i) the date of acceptance hereof by the Agent and the Borrower or (ii) the date, if any, designated as the Effective Date in Item 5 of Annex I (which date shall be not less than five (5) Business Days after the date of execution hereof by the Assignor and the Assignee). As of the Effective Date, (y) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents, and (z) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights under the provisions of the Credit Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

         5. Payments; Settlement. On or prior to the Effective Date, in consideration of the sale and assignment provided for herein and as a condition to the effectiveness of this Assignment and Acceptance, the Assignee will pay to the Assignor an amount (to be confirmed between the Assignor and the Assignee) that represents the Assigned Share of the principal amount of the Loans made by the Assignor and outstanding on the Effective Date (together, if and to the extent the Assignor and the Assignee so elect, with the Assigned Share of any related accrued but unpaid interest, fees and other amounts). From and after the Effective Date, the Agent will make all payments required to be made by it under the Credit Agreement in respect of the interest assigned hereunder (including, without limitation, all payments of principal, interest and fees in respect of the Assigned Share of the Assignor's Commitment and Loans assigned hereunder) directly to the Assignee. The Assignor and the Assignee shall be responsible for making between themselves all

----------
(1) Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

appropriate adjustments in payments due under the Credit Agreement in respect of the period prior to the Effective Date. All payments required to be made hereunder or in connection herewith shall be made in Dollars by wire transfer of immediately available funds to the appropriate party at its address for payments designated in Annex I.

         6. Governing Law. This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to the conflicts of laws principles thereof).

         7. Entire Agreement. This Assignment and Acceptance, together with the Credit Agreement and the other Credit Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof.

         8. Successors and Assigns. This Assignment and Acceptance shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         9. Counterparts. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Acceptance to be executed by their duly authorized officers as of the date first above written.


                                        ASSIGNOR:

                                        FIRST UNION NATIONAL BANK


                                        By:      _______________________________

                                        Name:    _______________________________

                                        Title:   _______________________________



                                        ASSIGNEE:

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:      _______________________________

                                        Name:    _______________________________

                                        Title:   _______________________________



Accepted this 18th day of May, 1999:

FIRST UNION NATIONAL BANK, as Agent


By:      _______________________________

Name:    _______________________________

Title:   _______________________________

Consented and agreed to:

PXRE CORPORATION


By:      _______________________________

Name:    _______________________________

Title:   _______________________________

                                     ANNEX I


1.       Borrower:         PXRE Corporation

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of December 30, 1998, among PXRE Corporation, certain Lenders from time to time parties thereto, and First Union National Bank, as Agent.

3.       Date of Assignment and Acceptance: May 18, 1999.

4.       Amounts:



                                             Aggregate             Assigned         Assignee's Share
                                            for Assignor             Share          after Additional
                                                                                        Financing
                                        --------------------------------------------------------------
(a)    Commitment                       $50,000,000           $19,000,000          $19,000,000

(b)    Loans                            $50,000,000           $19,000,000          $12,666,666.67


5.       Effective Date:  May 18, 1999

6.       Addresses for Payments:

         Assignor:                  First Union National Bank
                                    301 South College Street
                                    Charlotte, NC 28288-0608
                                    Attention:       Syndications
                                    Telephone:       (704) 383-4097
                                    Telecopy:        (704)-383-6037
                                    Reference:       PXRE Corporation

         Assignee:                  The First National Bank of Chicago
                                    One First National Plaza
                                    Chicago, IL 60670
                                    Attention:       Lillian Arroyo
                                    Telephone:       (312)-732-2279
                                    Telecopy:        (312)-732-3246
                                    Reference:       PXRE Corporation

7.       Addresses for Notices:

         Assignor:                  First Union National Bank
                                    301 South College Street
                                    Charlotte, NC 28288-0608
                                    Attention:       Syndications
                                    Telephone:       (704) 383-4097
                                    Telecopy:        (704)-383-6037
                                    Reference:       PXRE Corporation

         Assignee:                  The First National Bank of Chicago
                                    153 West 51st Street
                                    New York, NY 10019
                                    Attention:       Timothy Stambaugh
                                    Telephone:       (212)-373-1124
                                    Telecopy:        (212)-373-1439

                                    or

                                    The First National Bank of Chicago
                                    One First National Plaza
                                    Chicago, IL 60670
                                    Attention:       Gretchen Roetzer
                                    Telephone:       (312)-732-8068
                                    Telecopy:        (312)-732-6222

8.       Lending Office of Assignee:

                                    The First National Bank of Chicago
                                    One First National Plaza
                                    Chicago, IL 60670
                                    Attention:       Lillian Arroyo
                                    Telephone:       (312)-732-2279
                                    Telecopy:        (312)-732-3246
                                    Reference:       PXRE Corporation

                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT



         THIS SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of June 25, 1999 (this "Second Amendment and Waiver"), is made in respect of the Credit Agreement dated December 30, 1998 (as amended hereby, the "Credit Agreement"), among PXRE CORPORATION, a Delaware corporation with its principal offices in Edison, New Jersey (the "Borrower") the banks and financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively the "Lenders"), and FIRST UNION NATIONAL BANK, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.


                                    RECITALS

         A. The Borrower and the Lenders agree to amend the definition in the Credit Agreement of "Cash Equivalents" and to broaden the ability of the Borrower to make certain investments of its assets.

         B. The Borrower has requested that the Lenders waive a violation by the Borrower of the Credit Agreement, and the Lenders have agreed to effect such waiver upon the terms and conditions set forth herein.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:


                                    ARTICLE I

                          AMENDMENT TO CREDIT AGREEMENT

         1.1 Amendment to SECTION 1.1. The definition of "Cash Equivalents" in
SECTION 1.1 of the Credit Agreement shall be amended by deleting clause (v) thereof and substituting the following clause (v) therefor:

         (v) money market funds at least 95% of the assets of which are continuously invested in securities of the type described in clauses
         (i) through (iv) above.

         1.2 Amendment to SECTION 7.5(viii). SECTION 7.5(viii) of the Credit Agreement shall be amended by deleting the word "and" at the end of clause (b), deleting clause (c) thereof and substituting and adding the following clauses
(c) and (d) therefor:

                  (c) with respect to each Insurance Subsidiary's Investments, other than those issued or unconditionally guaranteed by the United States Government, the aggregate Investments of such Insurance Subsidiary in the securities of any single issuer shall constitute at all times no more than five percent (5%) of the Invested Assets of such Insurance Subsidiary; and

                  (d) with respect to the Investments of the Borrower and the non-Insurance Subsidiaries (other than Borrower's Investments of (A) cash and Cash Equivalents and (B) up to $10,000,000 equity in Cat Bond Investors, L.L.C.), (i) the aggregate of such Investments shall not exceed six and one-half percent (6-1/2%) of Borrower's Consolidated Net Worth, and (ii) the aggregate of such Investments in the securities of any single issuer shall constitute at all times no more than one and one-half percent (1-1/2%) of Consolidated Net Worth; and

         1.3 Amendment to add SECTION 7.5(ix). SECTION 7.5(vii) of the Credit Agreement shall be amended by deleting the word "and" and SECTION 7.5 shall be amended to add the following SECTION 7.5(ix):

          (ix) the Borrower's Investment in Cat Bond Investors, L.L.C. up to $10,000,000.



                                   ARTICLE II

                                     WAIVER

         The Borrower has made available to the Agent and the Lenders certain preliminary financial information with respect to the fiscal quarter ended March 31, 1999. Based upon such preliminary financial information, the Borrower has acknowledged that it has failed to comply with the provisions of SECTION 7.5(c) (Investments) of the Credit Agreement (as in effect prior to this Second Amendment and Waiver) as of the last day of the fiscal quarter ended March 31, 1999, and such noncompliance is continuing as of the date hereof. The Borrower has requested that, in light of the amendments in ARTICLE I hereof, the Lenders waive such noncompliance with SECTION 7.5(c) and the Lenders have agreed to provide such waiver on the terms and conditions set forth herein.

         Accordingly, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders hereby agree to waive any noncompliance of the Borrower with respect to SECTION 7.5(c) of the Credit Agreement to the extent the Investments of the Borrower that caused such noncompliance would not have been in violation of SECTION 7.5(c) of the Credit Agreement had the amendments set forth in ARTICLE I of this Second Amendment and Waiver been in effect at the time such

Investment had been made. This waiver is limited solely to the Investments of the Borrower, and is not applicable to any Subsidiary of the Borrower.

         The waiver of the Lenders set forth herein is limited as specified, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default or Event of Default except as expressly set forth herein.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby certifies and warrants to the Agent and the Lenders that (a) after giving effect to the amendments and waiver effected hereby, each of the representations and warranties contained in ARTICLE IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the date hereof with the same effect as though made on the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) after giving effect to the amendments and waiver effected hereby, no Default or Event of Default shall have occurred and be continuing on the date hereof.

                                   ARTICLE IV

                                     GENERAL

         4.1 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Second Amendment and Waiver. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

         4.2 Applicable Law. This Second Amendment and Waiver shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

         4.3 Counterparts. This Second Amendment and Waiver may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         4.4 Headings. The headings of this Second Amendment and Waiver are for the purposes of reference only and shall not affect the construction of this Second Amendment and Waiver.

         4.5 Effectiveness. This Second Amendment and Waiver shall be deemed fully effective when executed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Waiver to be executed by their duly authorized officers all as of the day and year first above written.

                                  PXRE CORPORATION


                                  By:     ______________________________________

                                  Name:   ______________________________________

                                  Title:  ______________________________________



                                  FIRST UNION NATIONAL BANK, as Agent, and as a Lender


                                  By:     ______________________________________

                                  Name:   ______________________________________

                                  Title:  ______________________________________




                             (signatures continued)

                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By:     ______________________________________

                                  Name:   ______________________________________

                                  Title:  ______________________________________



                                  FLEET NATIONAL BANK


                                  By:     ______________________________________

                                  Name:   ______________________________________

                                  Title:  ______________________________________



                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:     ______________________________________

                                  Name:   ______________________________________

                                  Title:  ______________________________________